                                                                     EXHIBIT 3.1

[LOGO]

                          COMMONWEALTH OF MASSACHUSETTS
                          SECRETARY OF THE COMMONWEALTH

                    STATE HOUSE, BOSTON, MASSACHUSETTS 02133

William Francis Galvin
 Secretary of the
Commonwealth          SEPTEMBER 20, 2004
TO WHOM IT MAY CONCERN:
I hereby certify that according to the records of this office, CHASE CORPORATION is a domestic corporation organized on MARCH 1, 1988, under the General Laws of the Commonwealth of Massachusetts

I further certify that there are no proceedings presently pending under the Massachusetts General Laws Chapter 156D section 14.21 for said corporation's dissolution; that articles Of dissolution have not been filed by said corporation; that, said corporation has filed all fees with respect to such reports, and so far as appears of record said corporation has legal existence and is in good standing with this office.

[GRAPHIC]

In testimony of which, I have hereunto affixed the Great Seal of the Commonwealth on the date first above written.

/s/ William Francis Galvin
Secretary of the Commonwealth

                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, SECRETARY
                ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108
                            ARTICLES OF ORGANIZATION
                              (UNDER G.L. CH. 1568)

                                    ARTICLE 1
                         THE NAME OF THE CORPORATION IS:

                                CHASE CORPORATION

                                   ARTICLE II

      THE PURPOSE OF THE CORPORATION IS TO ENGAGE IN THE FOLLOWING BUSINESS
                                   ACTIVITIES:

     TO DEVELOP, DESIGN, PRODUCE, ASSEMBLE, MANUFACTURE, MARKET, OR OTHERWISE DEAL IN OR PROVIDE INSULATING, PROTECTIVE AND CONDUCTING MATERIALS.

     TO ENGAGE GENERALLY IN ANY BUSINESS WHICH MAY LAWFULLY BE CARRIED ON BY A CORPORATION FORMED ENDER CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS.


                                               88 061018

C     /X/
P     /X/
M     /X/
R.A.  / /

  9
P.C.


NOTE: IF THE SPACE PROVIDED UNDER ANY ARTICLE OR ITEM ON THIS FORM IS INSUFFICIENT, ADDITIONS SHALL BE SET FORTH ON SEPARATE 81/2 X 11 SHEETS OF PAPER LEAVING A LEFT HAND MARGIN OF AT LEAST 1 INCH. ADDITIONS TO MORE THAN ONE ARTICLE MAY BE CONTINUED ON A SINGLE SHEET SO LONG AS EACH ARTICLE REQUIRING EACH SUCH ADDITION IS CLEARLY INDICATED.

                                   ARTICLE III

THE TYPE AND CLASSES OF STOCK AND THE TOTAL NUMBER OF SHARES AND PAR VALUE, IF ANY, OF EACH TYPE AND CLASS OF STOCK WHICH THE CORPORATION IS AUTHORIZED TO ISSUE IS AS FOLLOWS:

                            WITHOUT PAR VALUE STOCKS

     TYPE                    NUMBER OF SHARES
----------------------------------------------
COMMON:
                                    N/A

PREFERRED:
                                    N/A

                              WITH PAR VALUE STOCKS

     TYPE                    NUMBER OF SHARES           PAR VALUE
------------------------------------------------------------------
COMMON:
                                 10,000,000             $    0.10

PREFERRED:
                                    100,000             $    1.00

                                   ARTICLE IV

IF MORE THAN ONE TYPE, CLASS OR SERIES IS AUTHORIZED, A DESCRIPTION OF EACH WITH, IF ANY, THE PREFERENCES, VOTING POWERS, QUALIFICATIONS, SPECIAL OR RELATIVE RIGHTS OR PRIVILEGES AS TO EACH TYPE AND CLASS THEREOF AND ANY SERIES NOW ESTABLISHED.

                            SEE CONTINUATION SHEET 4A

                                    ARTICLE V

THE RESTRICTIONS, IF ANY, IMPOSED BY THE ARTICLES OF ORGANIZATION UPON THE TRANSFER OF SHARES OF STOCK OF ANY CLASS ARE AS FOLLOWS:

                                      NONE


                                   ARTICLE VI

OTHER LAWFUL PROVISIONS, IF ANY, FOR THE CONDUCT AND REGULATION OF BUSINESS AND AFFAIRS OF THE CORPORATION, FOR ITS VOLUNTARY DISSOLUTION, OR FOR LIMITING, DEFINING, OR REGULATING THE POWERS OF THE CORPORATION, OR OF ITS DIRECTORS OR STOCKHOLDERS, OR OF ANY CLASS OF STOCKHOLDERS: (IF THERE ARE NO PROVISIONS STATE "NONE".)

                            SEE Continuation SHEET 6A

                                CHASE CORPORATION
                           220 FORBES ROAD, SUITE 2000
                               BRAINTREE, MA 02184


                                FEBRUARY 29 1988


Commonwealth of Massachusetts  - Secretary of State
One Ashburton Place
Boston, MA 02108

Gentlemen:

     The undersigned President of Chase Corporation hereby consents to the use of tip name Chase Corporation by it Massachusetts corporation having Alexander
H. Spaulding as its incorporator.

                                CHASE CORPORATION


                                                By  /s/ Francis M. Chase
                                                   -----------------------------
                                                        Francis M. Chase

                              CONTINUATION SHEET 4A

     THERE IS HEREBY CREATED A CLASS OF 100,000 SHARES OF PREFERRED STOCK
($1.00 PER VALUE), WITH AUTHORITY IN THE BOARD OF DIRECTORS TO ESTABLISH AND DESIGNATE SUCH SERIES, ONE OR MORE, OF THE PREFERRED STOCK AND TO FIX AND DETERMINE THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES AS BETWEEN ALL SERIES OF THE PREFERRED STOCK, SUBJECT, HOWEVER, TO THE APPLICABLE PROVISIONS OF LAW AND OF THE ARTICLES OF ORGANIZATION OF THIS CORPORATION, AS FROM TIME TOO TIME AMENDED, AND, WITHOUT IMPLIED LIMITATION, WITH THE EXPRESS AUTHORITY WITH RESPECT TO EACH SERIES TO FIX AND DETERMINE BY VOTE OR VOTES PROVIDING FOR EACH
SERIES:

(1) THE NUMBER OF SHARES CONSTITUTING EACH SERIES AND THE DISTINCT DESIGNATION OF THAT SERIES;

(2) THE RATE AT WHICH DIVIDENDS ON THE SHARES OF EACH SERIES SHALL BE DECLARED AND PAID, OR SET ASIDE FOR PAYMENT, BEFORE ANY DIVIDENDS ON THE SHARES OF COMMON STOCK WITH RESPECT TO THE SAME DIVIDEND PERIOD SHALL BE DECLARED AND PAID OR SET ASIDE FOR PAYMENT; WHETHER DIVIDENDS AT THE RATE SO DETERMINED SHALL BE CUMULATIVE AND IF SO FROM WHAT DATE OR DATES AND ON WHAT TERMS; AND WHETHER THE SHARES OF EACH SERIES SHALL BE ENTITLED TO ANY PARTICIPATING OR OTHER DIVIDENDS IN ADDITION TO DIVIDENDS AT THE RATE SO DETERMINED, AND IF SO ON WHAT TERMS;

(3) WHETHER OR NOT THE SHARES OF EACH SERIES SHALL HAVE VOTING RIGHTS IN ADDITION TO THE VOTING RIGHTS PROVIDED BY LAW, AND, IF SO, THE TERMS AND CONDITIONS OF SUCH VOTING RIGHTS;

(4) WHETHER THE SHARES OF EACH SERIES SHALL HAVE CONVENTION PRIVILEGES AND, IF SO, THE TERMS AND CONDITIONS OF SUCH CONVERSION, INCLUDING SUCH PROVISIONS, FOR ADJUSTMENT OF THE CONVERSION RATE AS THE BOARD OF DIRECTORS SHALL DETERMINE;

(5) WHETHER OR NOT THE SHARES OF EACH SERIES SHALL BE REDEEMABLE, AND, IF CO, THE TERMS AND CONDITIONS OF SUCH REDEMPTION, INCLUDING THE DATE OR DATES UPON OR AFTER WHICH THEY SHALL BE REDEEMABLE, AND THE AMOUNT PER SHARE PAYABLE IN CASE OF REDEMPTION, WHICH AMOUNT MAY VARY UNDER DIFFERENT CONDITIONS AND AT DIFFERENT REDEMPTION DATES;

(6) WHETHER ANY SHARES OF EACH SERIES SHALL BE REDEEMED THROUGH SINKING FUND PAYMENTS, AND, IF SO, ON WHAT TERMS;

(7) THE RIGHTS OF THE SHARES OF EACH SERIES IN THE EVENT OF VOLUNTARY OR INVOLUNTARY LIQUIDATION, DISSOLUTION, WINDING UP OR DISTRIBUTION OF THE ASSETS OF THE CORPORATION;

(8)  ANY OTHER RELATIVE RIGHTS, PREFERENCES AND LIQUIDATION OF EACH SERIES.

                              CONTINUATION SHEET 6A

     OTHER LAWFUL PROVISIONS, IF ANY; FOR THE CONDUCT AND REGULATION OF THE BUSINESS AND AFFAIRS OF THE CORPORATION, FOR ITS VOLUNTARY DISSOLUTION, OR FOR LIMITING, DEFINING, OR REGULATING THE POWERS OF THE CORPORATION, OR OF ITS DIRECTORS OR STOCKHOLDERS, OR OF ANY CLASS OF STOCKHOLDERS:

          (a) MEETINGS OF THE STOCKHOLDERS MAY BE HELD ANYWHERE WITHIN THE UNITED STATES.

          (b) NO CONTRACT OR OTHER TRANSACTION OF THIS CORPORATION WITH ANY OTHER PERSON, CORPORATION, ASSOCIATION, OR PARTNERSHIP SHALL BE AFFECTED OR. INVALIDATED BY THE FACT THAT (i) THIS CORPORATION IS A STOCKHOLDER IN SUCH OTHER CORPORATION, ASSOCIATION OR PARTNERSHIP, OR (ii; ANY ONE OR MORE OF THE OFFICERS OR DIRECTORS OF THIS CORPORATION IS AN OFFICER, DIRECTOR OR PARTNER OF SUCH OTHER CORPORATION, ASSOCIATION OR PARTNERSHIP, OR (iii) ANY OFFICER OR DIRECTOR OF THIS CORPORATION, INDIVIDUALLY OR JOINTLY WITH OTHERS, IS 4 PARTY TO OR IS INTERESTED IN SUCH CONTRACT OR TRANSACTION. ANY DIRECTOR OF THIS CORPORATION MAY BE COUNTED IN DETERMINING THE EXISTENCE OF A QUORUM AT ANY MEETING OF THE BOARD OF DIRECTORS FOR THE PURPOSE OF AUTHORIZING OR RATIFYING ANY SUCH CONTRACT OR TRANSACTION, AND MAY VOTE THEREON, WITH LIKE FORCE AND EFFECT AS IF HE WERE NOT SO INTERESTED OR WERE NOT AN OFFICER, DIRECTOR OR PARTNER OF SUCH OTHER CORPORATION, ASSOCIATION OR PARTNERSHIP.

          (^) THE CORPORATION MAY BE A PARTNER IS ANY BUSINESS ENTERPRISE, WHICH IT WOULD HAVE POWER TO CONDUCT ITSELF.

          (d) THE BY-LAWS MAY PROVIDE THAT THE DIRECTORS MAY MAKE, AMEND OR REPEAL THE BY-LAWS IN. WHOLE OR IN PART, EXCEPT WITH RESPECT TO ANY PROVISION THEREOF WHICH BY LAW, THESE ARTICLES OF ORGANIZATION OR THE BY-LAWS REQUIRES ACTION BY THE STOCKHOLDERS.

          (e) NO DIRECTOR SHALL BE PERSONALLY LIABLE TO THE CORPORATION OR ITS STOCKHOLDERS FOR MONETARY DAMAGES FOR ANY BREACH OF FIDUCIARY DUTY BY SUCH DIRECTOR AS A DIRECTOR NOTWITHSTANDING ANY PROVISION OF LAW IMPOSING SUCH LIABILITY, EXCEPT THAT, TO THE EXTENT PROVIDED BY APPLICABLE LAW, THIS PROVISION SHALL. NOT ELIMINATE OR LIMIT THE LIABILITY OF A DIRECTOR (i) FOR BREACH OF THE DIRECTOR'S DUTY OF LOYALTY TO THE CORPORATION OR ITS

     STOCKHOLDERS. (ii) FOR ACTS OR OMISSIONS NOT IN GOOD FAITH OR WHICH INVOLVE INTENTIONAL MISCONDUCT OR A KNOWING VIOLATION OF LAW, (iii) UNDER SECTION 61 OR 62 OF THE MASSACHUSETTS BUSINESS CORPORATION LOW OR ANY AMENDATORY OR SUCCESSOR PROVISIONS THERETO OR (iv) FOR ANY TRANSACTION FROM WHICH THE DIRECTOR DERIVED AN IMPROPER PERSONAL BENEFIT. IF THE MASSACHUSETTS BUSINESS CORPORATIONS LAW HEREAFTER IS AMENDED TO AUTHORIZE THE FURTHER ELIMINATION OR LIMITATION OF THE LIABILITY OF DIRECTORS, THEN THE LIABILITY OF A DIRECTOR OF THE CORPORATION SHALL, IN ADDITION TO THE LIMITATION ON PERSONAL LIABILITY OF DIRECTORS PROVIDED HEREIN, BE LIMITED TO THE FULLEST EXTENT PERMITTED BY THE MASSACHUSETTS BUSINESS CORPORATION LAW,-AS FROM TIME TO TIME AMENDED. NO AMENDMENT OR REPEAL OF THIS PROVISION SHALL DEPRIVE A DIRECTOR OF THE BENEFITS HEREOF WITH RESPECT TO ANY ACT OR OMISSION OCCURRING PRIOR TO SUCH AMENDMENT OR REPEAL.

          (f) THESE ARTICLES MAY BE AMENDED IN WHOLE OR IN PART BY VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK OUTSTANDING AND ENTITLED TO VOTE PROVIDED, HOWEVER, THAT WHERE ANY SUCH AMENDMENT WOULD ADVERSELY AFFECT THE RIGHTS OF ANY CLASS OF STOCK, THE VOTE IN THE PROPORTION PROVIDED FOR HEREIN OF SUCH CLASS, VOTING SEPARATELY, SHALL ALSO BE NECESSARY TO AUTHORIZE SUCH AMENDMENT. FOR THE PURPOSES OF THIS PARAGRAPH, ANY SERIES OF A CLASS WHICH IS ADVERSELY AFFECTED IN A MANNER DIFFERENT FROM OTHER SERIES OF THE SAME CLASS SHALL TOGETHER WITH ANY OTHER SERIES OF THE SAME CLASS ADVERSELY AFFECTED IN THE SAME MANNER, BE TREATED AS A SEPARATE CLASS.

                                   ARTICLE VII

THE EFFECTIVE DATE OF ORGANIZATION OF THE CORPORATION SHALL E THE DATE APPROVED AND FILED BY THE SECRETARY OF THE COMMONWEALTH. IF A LATER EFFECTIVE DATE IS DESIRED, SPECIFY SUCH DATE WHICH SHALL NOT BE MORE THAN THIRTY DAYS AFTER THE DATE OF FILING.

THE INFORMATION CONTAINED IN ARTICLE VIII IS NOT A PERMANENT PAR OF THE ARTICLES OF ORGANIZATION AND MAY BE CHANGED ONLY BY FILING THE APPROPRIATE FORM PROVIDED THEREFORE.

                                   ARTICLE VII

a. THE POST OFFICE ADDRESS OF THE CORPORATION IN MASSACHUSETTS IS: SUITE 200, FORBES BUSINESS CENTER, 220 FORBES ROAD, BRAINTREE, MA 02184

                      MAIM                  RESIDENCE                  POST OFFICE ADDRESS
CHAIRMAN OF
 THE BOARD:       FRANCIS N. CHASE         449 JERUSALEM ROAD          SUITE 200
                                           COHASSET, MA 02025          FORBES BUSINESS CENTER
                                                                       220 FORBES ROAD
PRESIDENT                                                              BRAINTREE, MA  02184
 AND
TREASURER:        EDWARD L. CHASE          39 NICHOLS ROAD             SUITE 200
                                           COHASSET, NA 02025          FORBES BUSINESS CENTER
                                                                       220 FORBES ROAD
                                                                       BRAINTREE, MA 02184

CLERK:            GEORGE N. HUGHES         115 FRANKLIN STREET         PALMER C DODGE
                                           NEWTON. NA 02158            ONE BEACON STREET
                                                                       BOSTON. MA 02108

DIRECTORS:        FRANCIS N. CHASE
                  EDWARD L. CHASE
                  GEORGE M. HUGHES

c. THE FISCAL YEAR I.E. TAX YEAR) OF THE CORPORATION SHALL END ON THE LAST DAY OF THE MONTH OF: AUGUST 31

d. THE NAME AND BUSINESS ADDRESS OF THE RESIDENT AGENT OF THE CORPORATION, IF ANY IS: N/A

                                   ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose name are set forth above, have been duly elected.

IN WITNESS WHEREOF AND UNDER THE PAINS AND PENALTIES OF PERJURY, I/WE WHOSE SIGNATURE(S) APPEAR BELOW AS INCORPORATOR(S) AND WHOSE NAMES AND BUSINESS OR RESIDENTIAL ADDRESS(ES) ARE CLEARLY TYPED OR PRINTED BENEATH EACH SIGNATURE DO HEREBY ASSOCIATE WITH THE INTENTION OF FORMING THIS CORPORATION UNDER THE PROVISIONS OF GENERAL LAWS CHAPTER 156B AND DO HEREBY SIGN THESE ARTICLES OF ORGANIZATION AS INCORPORATOR(S) THIS 1st DAY OF MARCH, 1988


/s/ Alexander H. Spaulding
 Alexander H. Spaulding

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION

                     GENERAL LAWS, CHAPTER 156B, SECTION 12


     I HEREBY CERTIFY THAT, UPON AN EXAMINATION OF THESE ARTICLES OF ORGANIZATION, DULY SUBMITTED TO ME, IT APPEARS THAT THE PROVISIONS OF THE GENERAL LAWS RELATIVE TO THE ORGANIZATION OF CORPORATIONS HAVE BEEN COMPLIED WITH, AND I HEREBY APPROVE SAID ARTICLES; AND THE FILING FEE IN THE AMOUNT OF $5,000 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH NE TGUS 1st DAY OF MARCH 1988

EFFECTIVE DATE

                                                                [SEAL]

                             /s/ Michael J. Connolly

                               MICHAEL J. CONNOLLY
                               SECRETARY OF STATE


Filing Fee: 1/20 of 1% of the total amount of the authorized capital stock with par value, and one cent a share for all authorized shares without par value, but not less than $150 General Laws , Chapter 156B Shares of stock with a par value less than one dollar shall be deemed to have par value of one dollar per share.

PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

     GEORGE M. HUGHES, ESQUIRE PALMER & DODGE
     ONE BEACON STREET
     BOSTON, MA 02108
     {617) 227-4400

TELEPBDAA

[LOGO]

THE CORATNONWEALTH OF MASSACHUSETTS
                        OFFICE OF THE SECRETARY OF STATE
                   STATE HOWE, BOSTON, MA 0213 (617) 727-2800
                       MICHAEL JOSEPH CONNOLLY, SECRETARY

                * * *         * * * * *         *     *     *

                            CERTIFICATE OF CORRECTION

          J ~.~ (GENERAL LAWS, CHAPTER 156E, SECTION 6A)

     ARTICLES OF ORGANIZATION

                      CHASE CORPORATION                     (TITLE OF
                                                            DOCUMENT TO BE
                                                            CORRECTED)

IT IS HEREBY CERTIFIED THAT THE ABOVE MENTIONED DOCUMENT WAS FILED WITH THE OFFICE OF THE STATE SECRETARY ON MARCH 1, 1988 AND THAT THE DEFECT OR INACCURACY WAS NOT NOTED AT THAT TIME.

THE INACCURACY OR DEFECT TO HE CORRECTED IN SAID DOCUMENT IS AS FOLLOWS:

          TO DELETE THE WORD "DESIGN" FROM ARTICLE II.


THAT PORTION OF THE DOCUMENT IN CORRECTED PORM IS AS FOLLOWS:

     TO DEVELOP, PRODUCE, ASSEMBLE, MANUFACTURE, MARKET, OR OTHERWISE DEAL IN OR PROVIDE INSULATING, PROTECTIVE AND CONDUCTING MATERIALS.

     TO ENGAGE GENERALLY IN ANY BUSINESS WHICH MAY LAWFULLY BE CARRIED ON BY A CORPORATION FORMED UNDER CHAPTER 156B OF THE GENERAL LAWS OF MASSACHUSETTS.

IN WITNESS WREREOF AND UNDER PENALTIES OF PERJURY, WE HAVE HEREUNTO SIGNED OUR NAMES

          4th day of MARCH in the year 1988.

               /s/ Edward L. Chase     President
               -------------------

               /s/ George M. Hughes    Clerk/       ie
               --------------------

NOTE: IF REQUIRED, ADDITIONAL INFORMATION MAY BE STATED CO A SEPARATE 8 X 11 INCH PLAIN WHITE PAPER WITH AT LEAST ONE INCH LEFT MARGIN FOR BINDING.

                        THE COMMONWEALTH OF MASSACHUSETTS
                                                  FEDERAL IDENTIFICATION

                                                  NO..11-1797126
                                                  (FOR COLUMBIA CHASE CORP.)

   1
&miner              CO 78. 5M-10!85


MICHAEL. JOSEPH CONNOLLY
Secretary. OF STATE
ONE ASHBURTON PLACE
BOSTON, MASS. 02108              FEDERAL IDENTIFICATION
                                          NO-001003788
                                          ARTICLES OF MERGER*
                                          PURSL:ANT TO GENERAL LAWS,
                                          CHAPTER 156B, SECTION 79

       THE FEE FOR FILING THIS CERTIFICATE IS PRESCRIBED BY GENERAL 14WS,
      CHAPTER 156B, SECTION 114. MAKE CHECKS PAYABLE TO THE COMMONWEALTH OF
                                 MASSACHUSETTS.
                                             a

              P' COLUMBIA CHASE CORPORATION & CHASE CORPORATION
                        INTO                       the constituent CORPORATIONS

THE- SURVIVING- CORPORATION ORGANIZED UNDER THE LAWS OF CHASE CORPORATION MASSACHUSETTS AS SPECIFIED IN THE AGREEMENT REFERRED TO IN PARAGRAPH 1 BELOW.

The UNDERSIGNED OFFICERS OF EACH OF THE CONSTITUENT CORPORATIONS CERTIFY UNDER THE penalties of PERJURY as follows:

     1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B,
Section 79, and will be kept as provided by subsection (e) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation. upon written request and without charge.

     2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph I shall be March 16, 1988

3 (For a merger)
-* The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to it paragraph I are as follows:

LV NONE
P.C. (For a consolidation)
(a) The PURPOSES of the RESULTING corporation areas follows:           N/A

   *DELETE THE INAPPLICABLE WORDS.
   **1F THERE ARE NO PROVISION:. STATE "NONE."


   NOTE If the space provided under ARTICLE 3 is insufficient, additions shall i11: sct forth on separate 81/2 x I I inch sheets of paper, :eawing a left hand margin of -(t) least I inch far binding Additions to more than me article may be continued on a single sheet so long as each article requiring each such addition, is clearly indicated.

     (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized is as follows: N/A

          _________________                     ___________________________

                                                ___________________________

     (c) IF MORE THAN ONE CLASS IS AUTHORIZED, A DESCRIPTION OF EACH OF THE DIFFERENT CLASSES OF STOCK WITH, IF ANY, THE PREFERENCES, VOTING POWERS, QUALIFICATIONS, SPECIAL OR RELATIVE RIGHTS OR PRIVILEGES AS TO EACH CLASS THEREOF AND ANY SERIES NOW ESTABLISHED.

                   N/A

     "(d) OTHER LAWFUL PROVISIONS, if ANY. for the CONDUCT AND REGULATION of the BUSINESS AND affairs of the CORPORATION, for its VOLUNTARY DISSOLUTION, FOR restrictions UPON THE transfer OF shares OF stock of ANY class, or for limiting. DEFINING, OR REGULATING THE POWERS OF THE CORPORATION, OR OF ITS DIRECTORS OR STOCKHOLDERS, OR CO ANY CLASS OF STOCKHOLDERS,

                   N/A

     4. (THIS PARAGRAPH 4 MAY BE DELETED IF THE SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF A STATE OTHER THEN MASSACHUSETTS.)

THE FOLLOWING:INFORMATION SHALL NOT FOR ANY PURPOSE BE TREATED AS A PERMANENT PART OF THE ARTICLES OF ORGANIZATION OF THE ~ SURVIVING* CORPORATION.

     (a) THE POST OFFICE ADDRESS OF THE PRINCIPAL OFFICE OF THE SURVIVING* CORPORATION IN MASSACHUSETTS IS:

          'SUITE 200, Forbes BUSINESS CENTER, 220 FORBES ROAD, BRAINTREE, MA
          02184

     (b) THE NAME, RESIDENCE AND POST OFFICE ADDRESS OF EACH OF THE DIRECTORS AND PRESIDENT, TREASURER AND CLERK OF THE SURVIVING' CORPORATION IS AS
          FOLLOWS:

           NAME                                 RESIDENCE                               POST OFFICE ADDRESS
President  Edward L. Chase               39 Nichols Road Suite 200, Forbes Business, comer
                                         Cohasset, MA 02025 220 Forbes Road, Braintree,              MA 02184
Treasurer  Edward L. Chase               39 Nichols Rand          Suite 200, Forbes Business        Center
                                         Cohasset, MA 02025 220 Forbes ROAD, Braintree,              MA 02184
Clerk      George M. Hughes              115 Franklin Street         Palmer A Dodge, One Beacon       Street
                                         Newton, MA 02158            Boston, MA 02108
Directors  Francis M. Chase              449 Jerusalem Road         Suite 200, Forbes Business       Center
                                         Cohasset, MA 02025          220 Forbes Road, Braintree,      MA 02184
           Edward L. Chase

           George M. Hughes              (see above)                                                (see above)

     (c) The date adopted on which the fiscal year of the surviving* corporation ends is: August 31

     (d) The date fixed in the by-laws for the Annual Meeting of stockholders of the surviving' corporation is: on a date to be set by the directors within Six months of the end of the fiscal year

*Delete the inapplicable words.

**If there are no provisions slate "NONE."

NOTE: If the space provided under artist 3 is insufficient, additions shall be set forth en separate 81/2 x 11 inch sheets of paper. Leaving a left hand margin of at least 1 inch for binding. Additions to. more than the article may be continued on a single sheet so long us each Article requiring each such addition is clearly indicated.

                         FOR MASSACHUSETTS CORPORATIONS
         THE UNDERSIGNED PRESIDENT' AND C(l)ERK of Chase,, Corporation

A CORPORATION ORGANIZED UNDER THE LAWS OF MASSACHUSETTS further STATE UNDER THE PENALTIES OF PERJURY THAT THE AGREEMENT OF MERGER" REFERRED TO IN PARAGRAPH I HAS BEEN DULY EXECUTED ON BEHALF OF SUCH CORPORATION AND DULY APPROVED IN THE MATURE. REQUIRED BY GENERAL LAWS, CHAPTER 156B, SECTION 79.

                                                           CLERK

          (a) FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHIISE1.
     THE UNDERSIGNED PRESIDENT + AND Secretary
                   t+
      COLUMBIA Chase Corporation a CORPORATION organized under THE LAWS of New York further state UNDER the penalties of PERJURY THAT the agreement of * merger* referred to in paragraph 1, has been dui- ADOPTED by such corporation in the MANNER required by the laws of . New York


                                       /s/ Edward L. Chase
                                       -----------------------  + President
                                       Edward L. Chase

                                       /s/ George M. Hughes
                                       -----------------------  + Secretary
                                       George M. Hughes

  *DELETE THE INAPPLICABLE WORDS.

  +SPECIFY THE officer HAVING powers AND DUTIES CORRESPONDING TO those of ti.. President oc Vice President of a Massachusetts CORPORATION ORGANIZED UNDER GENERAL TOWS, CHAPTER 15611.

t(t)Specify THE OFFICER HAVING POWER and DUTIES CORRESPONDING TO the Clerk or Assistant Clerk of SUCH a Massachusetts Corporation.

                        THE COMMONWEALTH OF MASSACHUSETTS
                               ARTICLES OF MERGER*
                    (GENERAL LAWS, CHAPTER I56B, SECTION 79)

     I HEREBY APPROVE THE WITHIN ARTICLES OF MERGER* AND, THE FILING FEE IN THE AMOUNT OF $200.00 HAVING BEEN PAID, SAID ARTICLES ARE DEEMED TO HAVE BEEN FILED WITH ME THIS 16th DAY OF MARCH 1988. _______


EFFECTIVE DATE


                                       /s/ Michael Joseph Connolly
                                       MICHAEL JOSEPH CONNOLLY
                                         SECRETARY OF STATE

                                               [SEAL]

                                       TO BE FILLED IN BY
                                       CORPORATION PHOTOCOPY of Articles of
                                       Merger To BE SENT TO: W. Geoffrey Stein,
                                       Esq.

Palmer & Dodge

               One Beacon Street
               Boston, MA 02108
          Telephone (617) 227-440U

                                    COPY MAID

* Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                             MICHAEL JOSEPH CONNOLLY
                               SECRETARY OF STATE
                               ONE ASHBURTON PLACE        FEDERAL IDENTIFICATION
                                                         . NO. 11-1797126
                               BOSTON, MASS.02108

                                   ARTICLES OF
                  MERGER OF .PARENT AND SUBSIDIARY CORPORATIONS
               PURSUANT TO GENERAL LAWS. CHAPTER 156B, SECTION 82

       THE FEE FOR FILING THIS CERTIFICATE IS PRESCRIBED BY GENERAL LAWS,
      CHAPTER 1568. SECTION 114, MAKE CHECK PAYABLE TO THE COMMONWEALTH OF
                                 MASSACHUSETTS.

We, EDWARD L. CHASE and GEORGE M. HUGHES President DENT* OYWWPESEISIWT+STI AND CLERK* OF CHASE.CORPORATION ____________
                            NAME OF CORPORATION
ORGANIZED UNDER THE LAWS OF MASSACHUSETTS AND HEREIN CALLED THE PARENT CORPORATION, DO HEREBY CERTIFY AS FOLLOWS:

     1. THAT THE SUBSIDIARY CORPORATION(s) TO BE MERGED INTO THE PARENT CORPORATIONS ARE* AS FOLLOWS:

                                                     SWEET              DATE OF
              NAME                                ORGANISATION       ORGANISATION
   CHASE & SONS, INC.                            MASSACHUSETTS           8/8/47
   ROYSTON LABORATORIES, INC.                    PENNSYLVANIA            11/27/72

     2. THAT THE PARENT CORPORATION OWNS AT LEAST NINETY PER CENT OF THE OUTSTANDING SHARES OF EACH CLASS OF THE STOCK OF EACH SUBSIDIARY CORPORATION TO BE MERGED INTO THE PARENT CORPORATION.

     3. THAT IN THE CASE OF EACH OF THE ABOVE-NAMED CORPORATIONS THE LAWS OF THE STATE OF ITS ORGANIZATION, IF OCHER THAN MASSACHUSETTS, PERMIT THE MERGER HEREIN PROVIDED FOR AND THAT ALL ACTION REQUIRED UNDER THE LAWS OF EACH SUCH STATE IN CONNECTION WITH THIS MERGER HAS BEEN DULY TO KEN. (IF ALL THE CORPORATIONS ARE ORGANIZED UNDER THE LAWS OF MASSACHUSETTS AND IF GENERAL LAWS, CHAPTER 156.8 IS APPLICABLE TO THEM, THEN PARAGRAPH 3 MAY BE DELETED.)

*DELETE THE INAPPLICABLE WORDS. IN CASE THE PARENT CORPORATION IS ORGANIZED TINDER THE LAWS OF A STATE OTHER THAN MASSACHUSETTS THESE ARTICLES ATE TO BE SIGNED BY OFFICERS HAVING CORRESPONDING POWERS AND DUTIES.

     4. THAT AT A MEETING OF THE DIRECTIONS OF THE PARENT CORPORATION THE FOLLOWING VOTE, PURSUANT TO SUBSECTION (a) OF GENERAL LAWS. CHAPTER 1568,
SECTION 82, WAS DULY ADOPTED:

MERGER OF CHASE A SONS, INC.

VOTED: TO MERGE CHASE & SONS, INC., A MASSACHUSETTS CORPORATION ALL OF THE
       OUTSTANDING STOCK OF WHICH IS OWNED BY THIS CORPORATION, INTO THIS CORPORATION PURSUANT TO SECTION 82 OF THE MASSACHUSETTS BUSINESS CORPORATION LAW, SUCH MERGER TO BE EFFECTIVE ON AUGUST .31, 1988. THE MERGER MAY BE ABANDONED BY THE BOARD OF DIRECTORS OF CHASE AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE MERGER.

MERGER OF ROYSTON LABORATORIES, INC,

VOTED: TO MERGE ROYSTON LABORATORIES, INC., A PENNSYLVANIA CORPORATION ALL OF
       THE OUTSTANDING STOCK OF WHICH IS OWNED BY THIS CORPORATION, INTO THIS CORPORATION PURSUANT TO SECTION 82 OF THE MASSACHUSETTS BUSINESS CORPORATION LAW AND SECTION 902.1 OF THE PENNSYLVANIA BUSINESS CORPORATION LAW AND IN ACCORDANCE WITH THE PLAN OF MERGER PRESENTED TO AND FILED WITH THE MINUTES OF THIS MEETING, SUCH MERGER TO BE EFFECTIVE ON AUGUST 31, 1988. THE MERGER MAY BE ABANDONED BY THE BOARD OF DIRECTORS OF CHASE AT ANY TIME PRIOR TO THE EFFECTIVENESS OF THE MERGER.

AUTHORIZATION OF OFFICERS

VOTED: TO AUTHORIZE EACH OF THE OFFICERS OF THIS COMPANY TO EXECUTE AND DELIVER
       ALL SUCH DOCUMENTS TO DO ALL SUCH THINGS AS MAY IN HIS JUDGMENT BE NECESSARY OR DESIRABLE TO CARRY OUT ANY OF THE FOREGOING VOTES.

       (SEE ALSO CONTINUATION SHEET 4A)


   NOTE: VOTES FOR WHICH THE SPACE PROVIDED ABOVE IS NOT SUFFICIENT SHOULD BE
              SET OUT ON CONTINUATION SHEETS TO BE NUMBERED 2A. 2B.
      ETC. CONTINUATION SHEETS MUST HAVE A LEFT-HAND MARTIN 1 INCH WIDE FOR
                     BINDING. ONLY ONE SIDE SHOULD BE USED.

                              CONTINUATION SHEET 4A

                                 PLAN OF MERGER

     This Plan of Merger (the "Plan") provides for the merger of Royston Laboratories, Inc. ("Royston"), a Pennsylvania corporation, into Chase Corporation ("Chase"), a Massachusetts corporation. Royston is a wholly owned subsidiary of Chase. The Plan is intended to comply with Section 902 of the Pennsylvania Business Corporation Law.

1.   TERMS AND CONDITIONS OF MERGER

     Royston shall merge into CHASE AND CHASE SHALL be THE surviving corporation without any change to Chase's (i) officers or directors, (ii) capitalization or
(iii) Articles of Organization or Bylaws. Upon the merger of Royston into Chase the separate existence of Royston shall cease and Chase shall succeed to all of the rights, privileges, powers and property and shall assume all of the liabilities, obligations and penalties of Royston.

2.   MODE OF EFFECTING MERGER

     The merger shall be approved and this Plan adopted by resolution of the Board of Directors of Chase pursuant to Section 902.1 of the Pennsylvania Business Corporation Law and Section 82 of THE Massachusetts Business Corporation Law. Upon such approval and adoption, Articles of Merger complying with the applicable provisions of the laws of the commonwealths of Massachusetts and Pennsylvania shall be duly executed by the appropriate officers of Chase and Royston and shall be filed with the Secretary of State of the Commonwealth of Massachusetts and the Department of State of the Commonwealth of Pennsylvania. The merger shall be effective on August 31, 1988.

3.   MANNER OF CONVERTING SHARES

     The outstanding shares of Royston common stock held by Chase will not be converted into nor exchanged for shares of Chase stock. These outstanding shares will, instead, be cancelled.

4.   FURTHER PROVISIONS; ABANDONMENT

     The merger may be abandoned by the Board of Directors of Chase at any time prior to the effectiveness of the merger.

5. THE EFFECTIVE DATE OF THE MERGER AS SPECIFIED IN THE VOTE SET OUT UNDER PARAGRAPH 4 IS AUGUST 31, 1988

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY WE HAVE HERETO SIGNED OUR NAMES THIS 19TH DAY OF AUGUST, 1988


                                   /s/ EDWARD L. CHASE PRESIDENT* ~

                                   /s/ GEORGE M. HUGHES   /s/ GEORGE M. HUGHES
                                   --------------------   CLERK*


*DELETE THE INAPPLICABLE WORDS. IN CASE THE PARENT CORPORATION IS ORGANIZED UNDER THE LAWS OF A STATE OTHER THAN MASSACHUSETTS THESE ARTICLES ARE TO B' SIGNED BY OFFICERS H. VING CORRESPONDING POWERS AND DUTIES.

KECEIVED                               280382

AUG 31 1988 COMMONWEALTH OF MASSACHUSETTS SECRETAR*IBTHSETS OF MERGER OF PARENT AND SUBSIDIARY CORPORATIONS
CORPORATION DIVISION      (GENERAL LAWS, CHAPTER I56B, SECTION 82)


     I HEREBY APPROVE THE WITHIN ARTICLES OF MERGE. OF PARENT AND SUBSIDIARY CORPORATIONS AND, THE TILING FEE IN THE AMOUNT OF I; HAVING BEEN PAID, SAID ARTICLES ARC DEEMED TO HAVE BEEN FILED WITH ME THIS 31ST. - DAY OF AUGUST 1988.


                                          /s/ Michael Joseph Connolly
                                          MICHAEL JOSEPH CONNOLLY
                                             SECRETARY OF STATE


                                     [SEAL]


                         TO BE FILLED IN BY CORPORATION
                         PHOTO COPY OF MERGER TO BE SENT

            TO:                                 ERIC J. PYENSON, ESQ.
                                 PALMER & DODGE
                                ONE BEACON STREET
                                  BOSTON 02108
                        TELEPHONE 617/53-0275                COPY MAILED